Fourth Quarter & Full Year 2021 Financial Results Presentation January 26, 2022 Exhibit 99.3

26th Consecutive Year of Record Net Revenue 2021 Snapshot 2021 Results millions, except per share and ratios HIGHLIGHTS NET REVENUE GAAP & NON-GAAP $4,737 PRE-TAX MARGIN GAAP 22.5% NON-GAAP 23.9% NET EARNINGS GAAP $789 NON-GAAP $840 EPS GAAP $6.66 NON-GAAP $7.08 ROCE GAAP 19.7% NON-GAAP 21.0% ROTCE* GAAP 29.1% NON-GAAP 30.9% Record Pre-Tax Income & Earnings Per Share Record Revenue for Global Wealth Management & Institutional Group Record Investment Banking Revenue & Client Assets Under Administration Increased Common Dividend By 100% Loan Growth in 2021 of 46% * Please see our definition of ROTCE in our fourth quarter 2021 earnings release

Impressive Track Record of Growth 2015 & 2016 exclude duplicative acquisition costs Earnings per share have been adjusted to reflect December 2020 three for two stock split Non-GAAP

Record Net Revenue Fourth Quarter Snapshot 4Q21 Results millions, except per share and ratios HIGHLIGHTS NET REVENUE GAAP & NON-GAAP $1,304 NET EARNINGS GAAP $252 NON-GAAP $265 EPS GAAP $2.12 NON-GAAP $2.23 ANNUALIZED ROCE GAAP 23.7% NON-GAAP 25.0% ANNUALIZED ROTCE* GAAP 34.7% NON-GAAP 36.6% BOOK VALUE PER SHARE TBV $28.26 BV $41.63 Record Pre-tax Income & EPS Record Global Wealth Management Revenue Record Institutional Group Revenue Record Investment Banking Advisory Pipelines Loan Growth of $3 billion * Please see our definition of ROTCE in our fourth quarter 2021 earnings release

Fourth Quarter Results FOURTH QUARTER HIGHLIGHTS Record Quarterly: Net Revenue of $1.3 billion, up 23% Y/Y: Global Wealth Management Revenue of $674 million, up 17% Y/Y Institutional Group Revenue of $633 million, up 29% Non-GAAP Pre-tax Margin of 25.7%, up 190 bps Y/Y Fee-based Client Assets of $162 billion, up 26% Y/Y Tangible Book Value Per Share of $28.26, up 20% Y/Y Non-GAAP annualized ROTCE3 of 36.6%, up 890 basis points sequentially Operating Expense = Non-Compensation Expense – Provision for Credit Loss Operating Expense Ratio excludes Provision for Credit Loss Please see our definition of ROTCE in our fourth quarter earnings release )

HIGHLIGHTS Record Full Year Net Revenue of $2.6 billion, up 19% Y/Y Record Quarterly Revenue of $674 million, up 17% Y/Y Private Client Fee-based Assets Increased 26% Y/Y Added 34 Financial Advisors with Total Trailing Twelve Month Production of $16 million. 27 Employee Advisors, Including 16 Experienced Advisors with Trailing Twelve Month Production of $10.7 million 7 Independent Advisors with Trailing Twelve Month Production of $5.6 million Global Wealth Management

Wealth Management Metrics Technology to support advice-based model Stifel Wealth Tracker – online and mobile app: free/ secure / smart aggregation / budgeting tools / advice when you want it / understand the markets / understand your complete financial picture Performance reporting tools – enhanced platform-wide capabilities with key vendor partners collaborating Cash management and digital banking capabilities in WM platform, including client mobile app Video meetings, centralized technology support 92% Annualized Growth in 4Q21 33% Annualized Growth in 3Q21

Institutional Group * Includes net interest, asset management, and other income HIGHLIGHTS Record Results: Quarterly Net Revenue of $633 million, up 29% Y/Y Full Year Net Revenue of $2.152 billion, up 36% Y/Y Quarterly & Full Year Advisory Revenue Full Year Capital Raising Revenue Second Highest Annual Transactional Revenue Quarterly Pre-tax Margin of 27.7%, up 240 bps Y/Y * 2021 revenue based on annualized results through 9/30/2021 institutional Growth Rates from 2011 – 2021 Advisory Revenue Increased 1,048% Capital Raising Revenue Increased 628% Transactional Revenue Increased 94% Percentage Of Transaction Revenue Declining 2011: Transactional Revenue Accounted for 64% of Revenue 2021: Transactional Revenue Accounted for 29% of Revenue

highlights Record Full Year Total Fixed Income Revenue Record Quarterly Capital Raising Revenue Surpassed Prior Record by 11% (3Q21) Second Highest Full Year Transactional Revenue Ranked # 1in Public Finance Senior Managed Negotiated Issues in 2021 Institutional Equities & Fixed Income highlights Record Full Year Total Equities Revenue Surpassed Prior Record by 22% (2020) Record Full Year Capital Raising Revenue Surpassed Prior Record by 42% (2020) Second Highest Full Year Transactional Revenue Bar chart header numbers are a graphic

Investment Banking Revenue Highlights Record Results: Full Year Investment Banking Revenue Surpassed Prior Record by 64% (2020) Quarterly Investment Banking Revenue Surpassed Prior Record by 27% (2Q21) Full Year Advisory Revenue Surpassed Prior Record by 91% (2019) Quarterly Advisory Revenue Surpassed Prior Record by 49% (3Q21) Full Year Capital Raising Revenue Surpassed Prior Record by 35% (2020) Bar chart header numbers are a graphic * Capital Raising Includes Revenue from Global Wealth Management * Investment Banking Managing Directors excludes Public Finance Managing Directors

Net Interest Income Net Interest commentary 4Q21 Net Interest Income Increased 31% Y/Y. Average Interest Earning Assets Increased by more than $2 billion in 4Q21. Quarter End Deposits up 28% year-on-year Balance Sheet Growth Further Increases Greater Leverage to Increased Short-term Interest Rates than in Past Cycles. Incremental Pre-tax Income for a 100 bps Increase in Fed Funds: $200 - $225 million in 2022 $66 million in 2015

Stifel Bancorp Inc. Loan & Investment Portfolio * Total excludes $208 million of loans classified as held for sale

CECL & Credit Metrics ASSUMPTIONS Moody’s Forecast 40% Baseline (gradual recovery) 30% Downside (double dip recession) 30% Upside (accelerated recovery) Forecast Update for Most Recent Scenarios Broad-based Improvement of Forecasted Economic Variables Since June 30 Incorporated a Management Overlay to Offset Some of the Forecasted Economic Variables

Capital Deployment HIGHLIGHTS Raising Quarterly Dividend by 100% Balance Sheet Growth of More than $7 billion in 2021 Client Cash Balances Increased $3 billion in 4Q21 Substantial Excess Capital to Pursue Continued Growth Additional Capital of $150 million Generated from Equity-based Compensation Incremental $150 million Generated from Preferred Issuance Repurchased Nearly 2.5 million Shares in 2021 *Payout Ratio calculated as total common stock dividends divided by GAAP net income **Pro Forma 2021 accounts for impact of 2022 dividend increase on 2021 financial results

Expenses * For reconciliation of GAAP to non-GAAP expenses, refer to our fourth quarter 2021 earnings release. Bar chart header numbers are a graphic

Strategic Review & Outlook

2021 Results Surpassed Guidance Original 2021 Guidance Assumptions Total Net Revenue Increase of 1% - 7% Net Interest Income Growth of -2% - 9% Stable to Increasing Bank Net Interest Margin (Finished 2020 at 239 basis points) Bank Interest-Earning Asset Growth of $2 billion Institutional Group Growth from Investment Banking & Fixed Income Transactional Revenue Continued Strength in Financial & Technology M&A Comp. Ratio of 58.5% - 60.5% Operating Non-Comp. Ratio of 18%-20% (1) Operating Non-Compensation Ratio excludes loan loss provision & investment banking gross up Actual 2021 Results Total Net Revenue Increased by 26% Net Interest Income Increased by 10% Bank Net Interest Margin of 239 basis points Average Interest Earning Assets Increased by $5 billion Institutional Group Growth from Investment Banking, Primarily from Advisory & Equity Capital Markets Strength in Financials, Health Care, Consumer, & Diversified Services Comp. Ratio of 59% Operating Non-Comp. Ratio of 16.1%

2022 Guidance & Growth Drivers Net Interest Income Balance Sheet Growth of up to $6 billion Bank Net Interest Margin to Benefit from Rate Increases Approximately $7 billion in Third Party Sweep Program Excess Capital Capital Ratios Well Above Well Capitalized Levels At End of 2021, Excess Capital was Approximately $700 million Substantial Additional Capital Generated Through Net Income in 2022 Institutional Group Investment Banking Pipelines at Beginning of 2022 Significantly Larger than at the Start of 2021 for Advisory Fund Placement Business is Picking Up Transactional Revenue to Benefit from Vining Sparks Acquisition Global Wealth Management Recruiting Pipelines Remain at Record Levels Actively Recruiting for Stifel Independent Advisors Fee-based Client Assets at Record Levels (1) Operating Non-Compensation Ratio excludes loan loss provision and investment banking gross up

Fourth Quarter & Full Year 2021 Financial Results Presentation January 26, 2022

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.